                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                           /s/ Wade A. Dokken
                                                              Wade A. Dokken

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/ Patricia J. Abram
                                                              Patricia J. Abram

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/ Gordon C. Boronow
                                                              Gordon C. Boronow

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Malcolm M. Campbell
                                                              Malcolm M. Campbell

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/ Y.K. Chan
                                                              Y.K. Chan

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Lincoln R. Collins
                                                              Lincoln R. Collins

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Ian Kennedy
                                                              Ian Kennedy

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Thomas M. Mazzaferro
                                                              Thomas M. Mazzaferro

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Gunnar J. Moberg
                                                              Gunnar J. Moberg

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Christian W. Thwaites
                                                              Christian W. Thwaites

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Bayard F. Tracy
                                                              Bayard F. Tracy

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Deborah G. Ullman
                                                              Deborah G. Ullman

                                                        POWER OF ATTORNEY

         KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  director of American  Skandia  Life  Assurance  Corporation,  a
Connecticut  corporation  (the  "Corporation"),  does hereby make,  constitute  and appoint  Mary  Priscilla  Pannell,  Corporate
Secretary of the Corporation,  and in her absence,  Kathleen A. Chapman,  Assistant Corporate  Secretary,  as his true and lawful attorney-in-fact  and agent with all power and authority on his behalf to sign her name on any and all  registration  statements, applications for exemptive relief,  documents,  instruments,  and/or exhibits related thereto and any and all amendments  thereto
(including any and all pre- and  post-effective  amendments to any  registration  statement) on any form or forms for the purpose of  registering  Annuity,  Variable  Annuity and  Variable  Life  Insurance  products  under the  Securities  Act of 1933 and the
Investment Company Act of 1940, with the Securities and Exchange Commission,  granting unto said  attorney-in-fact and agent full power and  authority to do and perform each and every act  authorized  by the Power of Attorney and the  undersigned  does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed hereunder this
         9th day of November, 2000.

                                                     /s/Brett M. Winson
                                                              Brett M. Winson